UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2012

CLEAN HARBORS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2012, Clean Harbors, Inc. (the “Company”) announced the appointment of Robert E. Gagnon as the Company’s Chief Financial Officer.  The press release announcing Mr. Gagnon’s appointment is furnished as Exhibit 99.1 to this Form 8-K.  Mr. Gagnon will also serve as the Company’s Executive Vice President and Treasurer.  Mr. Gagnon’s appointment will be effective as of August 20, 2012.  From 2005 until July of this year, Mr. Gagnon served in various positions at Biogen Idec, a public pharmaceuticals company, including Vice President of Finance, Business Planning and Chief Accounting Officer, Corporate Controller and Senior Director.  Previously, Mr. Gagnon was a senior audit manager and certified public accountant at Deloitte & Touche and PricewaterhouseCoopers.

The terms of Mr. Gagnon’s employment with the Company are set forth in an accepted employment offer letter.  In addition to eligibility for the Company’s standard benefits, Mr. Gagnon will be eligible to receive bonuses under the Company’s Management Incentive Plan (“MIP”) and to participate in the Company’s Senior Executive Incentive Program under the MIP and the Company’s Performance Based Restricted Stock Program and Time Based Restricted Stock Program.

Effective as of the date of Mr. Gagnon’s appointment, James M. Rutledge, currently the Company’s Vice Chairman, Chief Financial Officer and Treasurer, will relinquish the roles of Chief Financial Officer and Treasurer.  Mr. Rutledge will continue to serve as the Company’s Vice Chairman and will assume the additional roles of President and Chief Operating Officer, in each case pursuant to his existing employment offer letter with the Company.  Mr. Rutledge joined the Company in 2005.  His biography can be found in the Company’s most recent proxy statement, filed with the Commission on March 23, 2012.  Also effective as of the date of Mr. Gagnon’s appointment, Alan S. McKim, currently the Company’s Chairman, President and Chief Executive Officer, will relinquish the role of President.  Mr. McKim will continue to serve as the Company’s Chairman and Chief Executive Officer.

There are no arrangements or understandings between either Mr. Gagnon or Mr. Rutledge and any other person pursuant to which Mr. Gagnon or Mr. Rutledge were, respectively, selected as officers of the Company.  Neither Mr. Gagnon nor Mr. Rutledge has any family relationship with any director or officer of the Company.  Neither Mr. Gagnon nor Mr. Rutledge has any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company is disclosing this information in accordance with Items 5.02(b) and 5.02(c) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed or furnished herewith:

	10.55	Robert E. Gagnon accepted offer letter effective as of August 20, 2012

99.1

Press release of Clean Harbors, Inc. issued August 20, 2012: Clean Harbors Names Vice Chairman James M. Rutledge President and Chief Operating Officer, Robert E. Gagnon Appointed Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

August 20, 2012	/s/ James M. Rutledge
Vice Chairman, President and Chief Operating Officer